                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):     November 19 , 2001
                                                      ------------------------


                               ASCONI CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                    000-23712            91-1395124
            ------                    ---------            ----------
  (State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)

          160 International Parkway, Suite 280
                   Heathrow, Florida                                 32746
-----------------------------------------------                      -----
                                                                   (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (407) 833-8511






                                      None
        -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K
                               ASCONI CORPORATION

                               November 19, 2001

Item 5.  Other Events.
         ------------

  Asconi Corporation (the "Company") announces that it has been notified that quotation of its stock on the OTC Bulletin Board will be suspended on or about November 30, 2001 due to its delinquent status in regards to its obligation to make periodic filings with the Securities and Exchange Commission ("SEC"). The Company's independent auditors issued a qualified opinion regarding the events, results of operations and financial condition of the Company during the period July 1, 2000 through December 31, 2000 contained in its Transition Report on Form 10-KSB filed with the SEC on October 15, 2001 (the "Transition Report"). As a consequence of such qualified opinion, the Transition Report was deemed incomplete and not properly filed with the SEC which prompted the NASD to place the Company in delinquent status.

  The Company's current management, auditors and legal counsel have no independent knowledge of certain events discussed in the Transition Report. Therefore, such individuals were unable to verify or confirm the accuracy of such events in the Transition Report.

  The Company adopted a calendar year end in June, 2001 rather than a fiscal year end. This necessitated the filing of the Transition Report. The Transition Report reflects only the financial position and results of operations of Grand Slam Treasures, Inc. prior to its merger with the Company on April 12, 2001. Grand Slam Treasures, Inc.'s operations prior to April 12, 2001 are replace with The Company's operations as is indicated by the Company's 8-K filing at July 31, 2001 and subsequent 10-QSB filings with the SEC. The Company's 10-KSB to be filed for the year ended December 31, 2001 will not be effected by the Transition Report since Grand Slam Treasures, Inc.'s operations are replace by The Company's earnings history.

  The Company intends to cure its delinquent status and will endeavor to regain eligibility to resume quotation of its stock on the OTC Bulletin Board as soon as practicable. The Company is contemplating appealing the NASD's decision to suspend quotation of its stock on the OTC Bulletin Board and plans to attempt to have its stock listed in the OTC "pink sheets" until such time as the Company's stock is again eligible for quotation on the OTC Bulletin Board. Notwithstanding the suspension from quotation on the OTC Bulletin Board, the Company fully intends to timely and properly file all required SEC periodic filings including its annual report on Form 10-KSB for the fiscal year-ended December 31, 2001 which will reflect the Company's current operations which differ from the operations detailed in the Transition Report.

Item 7.  Exhibits.
         --------

Exhibit No.    Description
----------     -----------

99.1           Press Release dated November 19, 2001




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ASCONI CORPORATION



Date:   November 19, 2001        By: /s/ Constantin Jitaru
                                     ---------------------
                                     Constantin Jitaru,
                                     Chief Executive Officer




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